UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 19, 2006
                                                         ----------------

                               Sea Containers Ltd.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Bermuda                        1-7560                98-0038412
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                   22 Victoria Street, Hamilton HM 12, Bermuda
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 441-295-2244
                                                            ------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events

The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to the Company on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions ("FSDs") to the Company under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the "1983 Scheme") and the Sea Containers 1990 Pension Scheme (the "1990 Scheme") (together the "Schemes"). These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK subsidiary of the Company. If FSDs are issued to the Company, it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by the Company in respect of pension liabilities under the terms of a support agreement between the Company and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to the Company and other subsidiaries and is indemnified by the Company for the cost of those services.

The Trustees of the Schemes or their actuary have advised the Company that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately (pound)107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately (pound)27 million ($51 million) for the 1990 Scheme. Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies.

The Company cautions, however, that these estimated costs have not been agreed by the Company and that no FSDs have been issued. The Company is considering its reply to the Regulator's warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.

The information contained in this Current Report is furnished under Item 8.01 Other Events and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing. The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SEA CONTAINERS LTD.



                                        By:/s/ Ian C. Durant
                                           -----------------
                                           Name: Ian C. Durant
                                           Title: Vice President - Finance
                                                     and Chief Financial Officer



Date:  October 30, 2006





                                       3